SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                         ALLIANCE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           New York                       0-15366                16-1276885
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

          120 Madison Street, Syracuse, New York                    13202
         (Address of Principal Executive Offices)                (Zip code)

                                 (315) 475-4478
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1 Press Release of Alliance Financial Corporation dated April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 24, 2003, Alliance Financial Corporation issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALLIANCE FINANCIAL CORPORATION


Date: April 25, 2003                    By: /s/ Jack H. Webb
                                            ------------------------------------
                                            Jack H. Webb
                                            Chairman, President and
                                            Chief Executive Officer


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